12

June 30, 1999


Robert Allbritton
President
Allbritton Communications Co.
800 17th Street, N.W.
Washington, DC 20006

Re:      KATV/Little Rock, AR

Dear Robert:

         If approved by your station, this document will constitute a side letter amendment to the existing affiliation agreement between American Broadcasting Companies, Inc. (hereinafter, "ABC" or "Network") and your station (hereinafter, the "Amendment"). ABC reserves the right to terminate this Amendment if comparable side letter amendments have not been accepted by non-owned ABC-affiliated stations representing 66% coverage of the country by July 16, 1999.


     I. INVENTORY SWAP/NFL CONTRIBUTION

          A.   8  Additional  Primetime  Spots  per Wee k to Your  Station  from
               Network:

               1.   2 "A" program spots per week

               2    4 "B" program spots per week

               3.   2 "C" program spots per week

               4. Dividing the Network's weekly primetime program schedule into one-thirds, the "A" spots shall come from spots appearing in the top rated one-third, the "B" spots shall come from spots appearing in the middle rated one-third, and the "C" spots shall come from spots in the lowest rated one-third of the Network's primetime program schedule. The allocation and placement of the spots will be made within 60 days prior to the start of each new Network television season.

          B.   To Network from Your Station

               1. A total annual payment by your station of $292,639. This payment will be made through an equal monthly reduction from your station's Network compensation.Y The payment has been calculated on the basis of the following methodology: A $45 million aggregate annual payment by non-ABC-Owned Stations through monthly deduction from Network compensation, and to the extent there is inadequate Network compensation to cover the payment, through equal monthly payments. The amount of payment required of each Station will be based upon the pro-rata percentage of the station's market coverage of total U.S. television households (excluding coverage by ABC-owned stations) which amounts to 74.888%. The amount of the annual $45 million payment by non-owned ABC stations will be reduced in proportion to any increase in the present percentage of coverage of U.S. television households by television stations owned or operated by ABC or its affiliated companies. (E.g. if ABC's coverage were to increase to 30%, the aggregate annual affiliate payment would be reduced to $41,528,877.) If that were to happen, the amount of payment required of your station would be reduced correspondingly.

               2.   10 Children's spots per week.

          C.   Children's Clearances:

               Your station shall maintain its current level and time period scheduling of Children's clearances. ABC warrants that during the three year term of the agreement, the Network will continue to provide the quantity of educational and informational programming that satisfies the FCC's Children's television rules (currently three hours per week) and that Network-supplied commercial matter in all Children's programming will not exceed FCC restrictions. ABC will indemnify and hold your station harmless against any breach by the Network of the Children's program and commercial content warranty.

          D. Term: The provisions of this Section I (Inventory Swap/NFL Contribution) shall have a term of 3 years beginning August 1, 1999.

          E. Guarantees Against Dilution During the Term of the Inventory Swap/NFL Contribution Plan:

               1. The Network agrees that it will afford your station commercial units of the same number and length and with substantially the same placement as during the 1998-1999 Network television season. The Network will also add the two
                    (2) units per hour of inventory for your station to auto racing, golf and horse racing as set out in the body of Pat Fili's June 4, 1999 letter. (A copy of that letter is attached).

               2. Network agrees that apart from the program categories listed in the body of Pat Fili's June 4, 1999 letter, and except as might arise in the enforcement or negotiation of individual contracts, Network will continue to offer your station the same cash compensation currently offered.

               3. Your station guarantees that it will maintain at least its current level of clearance and time period scheduling of "The View" and "Politically Incorrect" through July 31, 2000.








     II.  SOAP CHANNEL PARTICIPATION

          A.   Soap Channel Cable Service Revenue Sharing:

               1. Your station, along with other affiliates accepting the terms set forth herein (including ABC Owned Stations) will have an economic participation in The Soap Channel Cable Service by receiving one of the following annual distributions, whichever is greater:

                    a. $0.01/month per revenue-generating Soap Channel subscriber in the affiliate's market.
                    b. 15% of total annual subscriber revenue generated in the affiliate's market capped at $0.03 per revenue-generating sub/month.
                    c. 10% of total subscriber revenue generated in the affiliate's market, without a cap.
                    d. 15% of annual net profits generated in the affiliate's market.

               2. The term "market" means your station's DMA. Revenues generated in a DMA adjacent to that of an ABC affiliate but in which no ABC affiliated station exists shall be credited to an ABC station or stations outside that DMA based upon their respective viewing shares in that DMA.

               3. The term "cable service" includes the distribution of programming by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               4. The terms "revenue-generating Soap Channel subscriber" and "subscriber revenue" mean the subscriber fee paid by the cable service, without regard to launch fees.

               5. The term "net profits" (as used in this section) means gross revenue less any costs incurred by The Soap Channel cable service, subject to independent audit.

               6. The term "Soap Channel Cable Service" means that programming service that was announced by ABC on April 8, 1999. If that service is partially owned by ABC or is merged with the Soap Channel announced by Sony, the affiliate participation in annual net profits as set out in paragraph II. A.(1)(d) will be diluted in the same proportion as ABC's interest in the service. Affiliate participation under the formula set out in paragraph II. A.(1)(a)-(c) will not be subject to dilution or reduction.


          B.   Daytime Clearances:

               Your station shall maintain current level and time period scheduling of clearances for the following ABC Soaps: General Hospital, All My Children, One Life To Live and Port Charles, or for any replacement soap opera programming.

          C. Exclusivity: ABC has immediate repurposing rights for its soaps for the purposes and as provided in this section II for the term stated in paragraph D below.

          D.   Term:

               1. The term of the provisions of Section II of this Amendment shall be for the duration of your station's ABC affiliation agreement.

               2. The same terms of Soap Channel Participation will apply during the term of the renewal of current affiliation agreements.

     III. EXCLUSIVITY

          A.   Entertainment:

               1. Series: ABC will not repurpose any Primetime Entertainment series episode within 180 days of the end of its original airing on the Network or the expiration of that television season (Sept.-Sept.), whichever is earlier. (In no event will ABC repurpose any such series episode within 90 days of the end of its original airing on the Network.)

               2. Made for TV Movies, Mini-Series and Specials: ABC will not repurpose within 60 days of the end of original airing on the Network.

               3. Awards Shows and other timely Specials: ABC will not repurpose within 48 hours of the end of original airing on the Network.

               4. ABC will not promote the repurposed Entertainment programming prior to its original airing on the Network. ABC will obtain contractual commitments from licensees imposing the same promotion limitations, but ABC will have no liability to affiliates in the event of a breach by such licensee.

               5. The above notwithstanding, ABC will be free to repurpose up to 25% of the Primetime Entertainment schedule without any restrictions.

          B.   Sports:

               1. Programs: ABC will not repurpose any Sports program in its entirety within 48 hours of the end of its original airing on the Network.

               2. Excerpts: ABC will not repurpose excerpts (defined as 40% or less) of any Sports program within 4 hours of the end of its original airing on the Network.

               3. Highlights: ABC will continue to be free to use highlights drawn from any Sports program anytime after its original airing on the Network. The term "highlight" is defined by reference to custom and practice within the broadcast industry.


          C.   News:


               1. ABC has immediate and unrestricted repurposing rights for breaking news coverage unless it has preempted Network programming for such coverage in which case it will have unrestricted repurposing rights immediately following the preemption of Network programming for such coverage.

               2. ABC will not repurpose any "hard" News program (e.g., WNT & Nightline) within 4 hours of the end of its original airing on the Network, and any timely News program (e.g., GMA) within 2 hours of the end of its original airing on the Network. Upon request by ABC, affiliates will not repurpose in the same time period in which ABC is airing "hard" News any News program content that has been provided by ABC.

               3. ABC will not repurpose any "soft" News program (e.g., Newsmagazines) in its entirety within 60 days of the end of its original airing on the Network. ABC may repurpose excerpts of any Newsmagazine program within 60 days after the end of its original airing on the Network if the new program does not contain more than 50% of any one original Newsmagazine program and the original Newsmagazine program titles are not used unless modified (e.g., "Best of 20/20").

               4. Politically Incorrect: ABC will not repurpose within 4 hours of the end of its original airing on the Network.

          D.   Daytime:

               1. ABC has immediate and unrestricted repurposing right for its soaps as provided for herein. ABC will limit its repurposing of its soaps to the Soap Channel Cable Service unless and until the launch of such channel fails. In the event that ABC repurposes its soaps apart from the Soap Channel Cable Service, your station will be entitled to an economic participation from such repurposing by receiving an annual distribution based on 15% of annual net profits generated by such repurposing in your station's market. For the purposes of this paragraph only "net profits" means gross revenue less any direct out of pocket costs incurred by ABC in repurposing its soaps. The term "direct out of pocket costs" means amounts paid by ABC to third parties specifically and solely for the repurposing of the soap operas (e.g. third party participations, residuals, rights clearance costs and the like). The term excludes amounts paid to Disney/ABC, any of their respective subsidiaries or any of their employees, save residuals or third party participations that may be owed to such employees. The calculation of net profits as set out in this paragraph will be subject to independent audit. The provision of this paragraph related to ABC's repurposing soaps apart from a Soap Channel Cable Service and the right of your station to an economic participation in such repurposing shall be subject to the term limitations set out in paragraph E below.

               2. ABC will not repurpose The View or any replacement programming referenced in paragraph II.B above that is not a soap opera within 4 hours of the end of its original airing on the Network.

          E. Term: The term of the provisions of this Section III shall be coterminous with the term of Section I (the Inventory Swap/NFL Contribution Plan) of this Amendment.


     IV.  FURTHER FLEXIBILITY

          The parties recognize that ABC may wish to repurpose certain programming in a manner that is at variance with the limitations set forth above. Your station authorizes the Network's Affiliate Board to act fully on your behalf to accept or reject ABC's requests for such a variance and agrees that neither the Affiliate Board nor those acting on its behalf will be liable to you for the decisions it makes to accept or reject a variance. The Affiliate Board will be required to meet with ABC promptly upon receiving a request for such a variance, and will not act unreasonably in withholding its approval.

     V.   MISCELLANEOUS

               1.   The  geographical   scope  of  exclusivity   shall  be  your
                    station's DMA or any lesser area as may be required by the FCC under existing rules.

               2. The exclusivity provisions prohibit repurposing by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               3. The prohibition against and the contractual provisions restricting the pre-promotion of Entertainment programming (as set out in paragraph III.A (4)) apply as well to all other program classifications, e.g., news and sports.

               4. If comparable side letter amendments are accepted by the requisite number of affiliates, then as to those accepting affiliates ABC agrees not to implement before August 1, 2002 any of the measures outlined in the attachment to Pat Fili's June 4, 1999 letter entitled "1999-2000 Season Format Adjustments", except the compensation reduction outlined in the body of that letter which will be implemented as to all affiliates. With respect to any affiliates who do not accept such a comparable side letter agreement, ABC reserves all of its rights including the measures outlined in the attachment to the letter.

               5. If ABC should desire to program or create a channel that is designed to repurpose a significant portion of any class of ABC Network programming that involves the creation of an asset, ABC agrees to enter into good faith negotiations about affiliate financial participation in such asset but ABC shall be under no legally enforceable obligation to come to agreement with affiliates about any such participation.

               6. In the event that your station's existing affiliation agreement imposes greater clearance obligations than set forth herein, those clearance obligations will continue to apply.

               7.   The  provisions  of  your  station's  existing   affiliation
                    agreement relating to the application of FCC rules to clearance commitments will continue to apply.

               8.   This Amendment shall be governed by New York Law.



                                      * * *

     If your station wishes to agree to the Amendment, please execute the enclosed copy of this letter in the space provided below and return it to me before July 16, 1999.


                                                  Very truly yours,

                                                 /s/ John L. Rouse

                                                     John L. Rouse
                                                 Senior Vice President
                                                 Affiliate Relations





Accepted and Agreed To:

KATV/Little Rock, AR



By: /s/ Stephen P. Gibson
-------------------------
Title:  Vice President
-------------------------
Dated:  August 10, 1999
-------------------------

June 30, 1999


Robert Allbritton
President
Allbritton Communications Co.
800 17th Street, N.W.
Washington, DC 20006

Re:      KTUL/Tulsa, OK

Dear Robert:

     If approved by your station, this document will constitute a side letter amendment to the existing affiliation agreement between American Broadcasting Companies, Inc. (hereinafter, "ABC" or "Network") and your station (hereinafter, the "Amendment"). ABC reserves the right to terminate this Amendment if comparable side letter amendments have not been accepted by non-owned ABC-affiliated stations representing 66% coverage of the country by July 16, 1999.


     I.   INVENTORY SWAP/NFL CONTRIBUTION

          A.   8  Additional  Primetime  Spots  per  Week to Your  Station  from
               Network:

               1.   2 "A" program spots per week

               2    4 "B" program spots per week

               3.   2 "C" program spots per week

               4. Dividing the Network's weekly primetime program schedule into one-thirds, the "A" spots shall come from spots appearing in the top rated one-third, the "B" spots shall come from spots appearing in the middle rated one-third, and the "C" spots shall come from spots in the lowest rated one-third of the Network's primetime program schedule. The allocation and placement of the spots will be made within 60 days prior to the start of each new Network television season.

          B.   To Network from Your Station

               1. A total annual payment by your station of $286,029. This payment will be made through an equal monthly reduction from your station's Network compensation.Y The payment has been calculated on the basis of the following methodology: A $45 million aggregate annual payment by non-ABC-Owned Stations through monthly deduction from Network compensation, and to the extent there is inadequate Network compensation to cover the payment, through equal monthly payments. The amount of payment required of each Station will be based upon the pro-rata percentage of the station's market coverage of total U.S. television households (excluding coverage by ABC-owned stations) which amounts to 74.888%. The amount of the annual $45 million payment by non-owned ABC stations will be reduced in proportion to any increase in the present percentage of coverage of U.S. television households by television stations owned or operated by ABC or its affiliated companies. (E.g. if ABC's coverage were to increase to 30%, the aggregate annual affiliate payment would be reduced to $41,528,877.) If that were to happen, the amount of payment required of your station would be reduced correspondingly.

               2.   10 Children's spots per week.

          C.   Children's Clearances:

               Your station shall maintain its current level and time period scheduling of Children's clearances. ABC warrants that during the three year term of the agreement, the Network will continue to provide the quantity of educational and informational programming that satisfies the FCC's Children's television rules (currently three hours per week) and that Network-supplied commercial matter in all Children's programming will not exceed FCC restrictions. ABC will indemnify and hold your station harmless against any breach by the Network of the Children's program and commercial content warranty.

          D. Term: The provisions of this Section I (Inventory Swap/NFL Contribution) shall have a term of 3 years beginning August 1, 1999.

          E. Guarantees Against Dilution During the Term of the Inventory Swap/NFL Contribution Plan:

               1. The Network agrees that it will afford your station commercial units of the same number and length and with substantially the same placement as during the 1998-1999 Network television season. The Network will also add the two
                    (2) units per hour of inventory for your station to auto racing, golf and horse racing as set out in the body of Pat Fili's June 4, 1999 letter. (A copy of that letter is attached).

               2. Network agrees that apart from the program categories listed in the body of Pat Fili's June 4, 1999 letter, and except as might arise in the enforcement or negotiation of individual contracts, Network will continue to offer your station the same cash compensation currently offered.

               3. Your station guarantees that it will maintain at least its current level of clearance and time period scheduling of "The View" and "Politically Incorrect" through July 31, 2000.








     II.  SOAP CHANNEL PARTICIPATION

          A.   Soap Channel Cable Service Revenue Sharing:

               1. Your station, along with other affiliates accepting the terms set forth herein (including ABC Owned Stations) will have an economic participation in The Soap Channel Cable Service by receiving one of the following annual distributions, whichever is greater:

                    a. $0.01/month per revenue-generating Soap Channel subscriber in the affiliate's market.
                    b. 15% of total annual subscriber revenue generated in the affiliate's market capped at $0.03 per revenue-generating sub/month.
                    c. 10% of total subscriber revenue generated in the affiliate's market, without a cap.
                    d. 15% of annual net profits generated in the affiliate's market.

               2. The term "market" means your station's DMA. Revenues generated in a DMA adjacent to that of an ABC affiliate but in which no ABC affiliated station exists shall be credited to an ABC station or stations outside that DMA based upon their respective viewing shares in that DMA.

               3. The term "cable service" includes the distribution of programming by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               4. The terms "revenue-generating Soap Channel subscriber" and "subscriber revenue" mean the subscriber fee paid by the cable service, without regard to launch fees.

               5. The term "net profits" (as used in this section) means gross revenue less any costs incurred by The Soap Channel cable service, subject to independent audit.

               6. The term "Soap Channel Cable Service" means that programming service that was announced by ABC on April 8, 1999. If that service is partially owned by ABC or is merged with the Soap Channel announced by Sony, the affiliate participation in annual net profits as set out in paragraph II. A.(1)(d) will be diluted in the same proportion as ABC's interest in the service. Affiliate participation under the formula set out in paragraph II. A.(1)(a)-(c) will not be subject to dilution or reduction.


          B.   Daytime Clearances:

               Your station shall maintain current level and time period scheduling of clearances for the following ABC Soaps: General Hospital, All My Children, One Life To Live and Port Charles, or for any replacement soap opera programming.

          C. Exclusivity: ABC has immediate repurposing rights for its soaps for the purposes and as provided in this section II for the term stated in paragraph D below.

          D.   Term:

               1. The term of the provisions of Section II of this Amendment shall be for the duration of your station's ABC affiliation agreement.

               2. The same terms of Soap Channel Participation will apply during the term of the renewal of current affiliation agreements.

     III. EXCLUSIVITY

          A.   Entertainment:

               1. Series: ABC will not repurpose any Primetime Entertainment series episode within 180 days of the end of its original airing on the Network or the expiration of that television season (Sept.-Sept.), whichever is earlier. (In no event will ABC repurpose any such series episode within 90 days of the end of its original airing on the Network.)

               2. Made for TV Movies, Mini-Series and Specials: ABC will not repurpose within 60 days of the end of original airing on the Network.

               3. Awards Shows and other timely Specials: ABC will not repurpose within 48 hours of the end of original airing on the Network.

               4. ABC will not promote the repurposed Entertainment programming prior to its original airing on the Network. ABC will obtain contractual commitments from licensees imposing the same promotion limitations, but ABC will have no liability to affiliates in the event of a breach by such licensee.

               5. The above notwithstanding, ABC will be free to repurpose up to 25% of the Primetime Entertainment schedule without any restrictions.

          B.   Sports:

               1. Programs: ABC will not repurpose any Sports program in its entirety within 48 hours of the end of its original airing on the Network.

               2. Excerpts: ABC will not repurpose excerpts (defined as 40% or less) of any Sports program within 4 hours of the end of its original airing on the Network.

               3. Highlights: ABC will continue to be free to use highlights drawn from any Sports program anytime after its original airing on the Network. The term "highlight" is defined by reference to custom and practice within the broadcast industry.


          C.   News:


               1. ABC has immediate and unrestricted repurposing rights for breaking news coverage unless it has preempted Network programming for such coverage in which case it will have unrestricted repurposing rights immediately following the preemption of Network programming for such coverage.

               2. ABC will not repurpose any "hard" News program (e.g., WNT & Nightline) within 4 hours of the end of its original airing on the Network, and any timely News program (e.g., GMA) within 2 hours of the end of its original airing on the Network. Upon request by ABC, affiliates will not repurpose in the same time period in which ABC is airing "hard" News any News program content that has been provided by ABC.

               3. ABC will not repurpose any "soft" News program (e.g., Newsmagazines) in its entirety within 60 days of the end of its original airing on the Network. ABC may repurpose excerpts of any Newsmagazine program within 60 days after the end of its original airing on the Network if the new program does not contain more than 50% of any one original Newsmagazine program and the original Newsmagazine program titles are not used unless modified (e.g., "Best of 20/20").

               4. Politically Incorrect: ABC will not repurpose within 4 hours of the end of its original airing on the Network.

          D.   Daytime:

               1. ABC has immediate and unrestricted repurposing right for its soaps as provided for herein. ABC will limit its repurposing of its soaps to the Soap Channel Cable Service unless and until the launch of such channel fails. In the event that ABC repurposes its soaps apart from the Soap Channel Cable Service, your station will be entitled to an economic participation from such repurposing by receiving an annual distribution based on 15% of annual net profits generated by such repurposing in your station's market. For the purposes of this paragraph only "net profits" means gross revenue less any direct out of pocket costs incurred by ABC in repurposing its soaps. The term "direct out of pocket costs" means amounts paid by ABC to third parties specifically and solely for the repurposing of the soap operas (e.g. third party participations, residuals, rights clearance costs and the like). The term excludes amounts paid to Disney/ABC, any of their respective subsidiaries or any of their employees, save residuals or third party participations that may be owed to such employees. The calculation of net profits as set out in this paragraph will be subject to independent audit. The provision of this paragraph related to ABC's repurposing soaps apart from a Soap Channel Cable Service and the right of your station to an economic participation in such repurposing shall be subject to the term limitations set out in paragraph E below.

               2. ABC will not repurpose The View or any replacement programming referenced in paragraph II.B above that is not a soap opera within 4 hours of the end of its original airing on the Network.

          E. Term: The term of the provisions of this Section III shall be coterminous with the term of Section I (the Inventory Swap/NFL Contribution Plan) of this Amendment.


     IV.  FURTHER FLEXIBILITY

          The parties recognize that ABC may wish to repurpose certain programming in a manner that is at variance with the limitations set forth above. Your station authorizes the Network's Affiliate Board to act fully on your behalf to accept or reject ABC's requests for such a variance and agrees that neither the Affiliate Board nor those acting on its behalf will be liable to you for the decisions it makes to accept or reject a variance. The Affiliate Board will be required to meet with ABC promptly upon receiving a request for such a variance, and will not act unreasonably in withholding its approval.

     V.   MISCELLANEOUS

               1.   The  geographical   scope  of  exclusivity   shall  be  your
                    station's DMA or any lesser area as may be required by the FCC under existing rules.

          2. The exclusivity provisions prohibit repurposing by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

          3. The prohibition against and the contractual provisions restricting the pre-promotion of Entertainment programming (as set out in paragraph III.A (4)) apply as well to all other program classifications, e.g., news and sports.

          4. If comparable side letter amendments are accepted by the requisite number of affiliates, then as to those accepting affiliates ABC agrees not to implement before August 1, 2002 any of the measures outlined in the attachment to Pat Fili's June 4, 1999 letter entitled "1999-2000 Season Format Adjustments", except the compensation reduction outlined in the body of that letter which will be implemented as to all affiliates. With respect to any affiliates who do not accept such a comparable side letter agreement, ABC reserves all of its rights including the measures outlined in the attachment to the letter.

          5. If ABC should desire to program or create a channel that is designed to repurpose a significant portion of any class of ABC Network programming that involves the creation of an asset, ABC agrees to enter into good faith negotiations about affiliate financial participation in such asset but ABC shall be under no legally enforceable obligation to come to agreement with affiliates about any such participation.

          6. In the event that your station's existing affiliation agreement imposes greater clearance obligations than set forth herein, those clearance obligations will continue to apply.

          7. The provisions of your station's existing affiliation agreement relating to the application of FCC rules to clearance commitments will continue to apply.

          8.   This Amendment shall be governed by New York Law.



                                      * * *

     If your station wishes to agree to the Amendment, please execute the enclosed copy of this letter in the space provided below and return it to me before July 16, 1999.


                                                  Very truly yours,

                                                  /s/ John L. Rouse

                                                      John L. Rouse
                                                  Senior Vice President
                                                  Affiliate Relations





Accepted and Agreed To:

KTUL/Tulsa, OK



By: /s/ Stephen P. Gibson
-------------------------
Title:  Vice President
-------------------------
Dated:  August 10, 1999
-------------------------

June 30, 1999


Robert Allbritton
President
Allbritton Communications Co.
800 17th Street, N.W.
Washington, DC 20006

Re:      WCFT/Tuscaloosa, AL

Dear Robert:

         If approved by your station, this document will constitute a side letter amendment to the existing affiliation agreement between American Broadcasting Companies, Inc. (hereinafter, "ABC" or "Network") and your station (hereinafter, the "Amendment"). ABC reserves the right to terminate this Amendment if comparable side letter amendments have not been accepted by non-owned ABC-affiliated stations representing 66% coverage of the country by July 16, 1999.


     I.   INVENTORY SWAP/NFL CONTRIBUTION

          A.   8  Additional  Primetime  Spots  per  Week to Your  Station  from
               Network:

               1.   2 "A" program spots per week

               2    4 "B" program spots per week

               3.   2 "C" program spots per week

               4. Dividing the Network's weekly primetime program schedule into one-thirds, the "A" spots shall come from spots appearing in the top rated one-third, the "B" spots shall come from spots appearing in the middle rated one-third, and the "C" spots shall come from spots in the lowest rated one-third of the Network's primetime program schedule. The allocation and placement of the spots will be made within 60 days prior to the start of each new Network television season.

          B.   To Network from Your Station

               1. A total annual payment by your station of $397,196. This payment will be made through an equal monthly reduction from your station's Network compensation.Y The payment has been calculated on the basis of the following methodology: A $45 million aggregate annual payment by non-ABC-Owned Stations through monthly deduction from Network compensation, and to the extent there is inadequate Network compensation to cover the payment, through equal monthly payments. The amount of payment required of each Station will be based upon the pro-rata percentage of the station's market coverage of total U.S. television households (excluding coverage by ABC-owned stations) which amounts to 74.888%. The amount of the annual $45 million payment by non-owned ABC stations will be reduced in proportion to any increase in the present percentage of coverage of U.S. television households by television stations owned or operated by ABC or its affiliated companies. (E.g. if ABC's coverage were to increase to 30%, the aggregate annual affiliate payment would be reduced to $41,528,877.) If that were to happen, the amount of payment required of your station would be reduced correspondingly.

               2.   10 Children's spots per week.

          C.   Children's Clearances:

               Your station shall maintain its current level and time period scheduling of Children's clearances. ABC warrants that during the three year term of the agreement, the Network will continue to provide the quantity of educational and informational programming that satisfies the FCC's Children's television rules (currently three hours per week) and that Network-supplied commercial matter in all Children's programming will not exceed FCC restrictions. ABC will indemnify and hold your station harmless against any breach by the Network of the Children's program and commercial content warranty.

          D. Term: The provisions of this Section I (Inventory Swap/NFL Contribution) shall have a term of 3 years beginning August 1, 1999.

          E. Guarantees Against Dilution During the Term of the Inventory Swap/NFL Contribution Plan:

               1. The Network agrees that it will afford your station commercial units of the same number and length and with substantially the same placement as during the 1998-1999 Network television season. The Network will also add the two
                    (2) units per hour of inventory for your station to auto racing, golf and horse racing as set out in the body of Pat Fili's June 4, 1999 letter. (A copy of that letter is attached).

               2. Network agrees that apart from the program categories listed in the body of Pat Fili's June 4, 1999 letter, and except as might arise in the enforcement or negotiation of individual contracts, Network will continue to offer your station the same cash compensation currently offered.

               3. Your station guarantees that it will maintain at least its current level of clearance and time period scheduling of "The View" and "Politically Incorrect" through July 31, 2000.








     II.  SOAP CHANNEL PARTICIPATION

          A.   Soap Channel Cable Service Revenue Sharing:

               1. Your station, along with other affiliates accepting the terms set forth herein (including ABC Owned Stations) will have an economic participation in The Soap Channel Cable Service by receiving one of the following annual distributions, whichever is greater:

                    a. $0.01/month per revenue-generating Soap Channel subscriber in the affiliate's market.
                    b. 15% of total annual subscriber revenue generated in the affiliate's market capped at $0.03 per revenue-generating sub/month.
                    c. 10% of total subscriber revenue generated in the affiliate's market, without a cap.
                    d. 15% of annual net profits generated in the affiliate's market.

               2. The term "market" means your station's DMA. Revenues generated in a DMA adjacent to that of an ABC affiliate but in which no ABC affiliated station exists shall be credited to an ABC station or stations outside that DMA based upon their respective viewing shares in that DMA.

               3. The term "cable service" includes the distribution of programming by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               4. The terms "revenue-generating Soap Channel subscriber" and "subscriber revenue" mean the subscriber fee paid by the cable service, without regard to launch fees.

               5. The term "net profits" (as used in this section) means gross revenue less any costs incurred by The Soap Channel cable service, subject to independent audit.

               6. The term "Soap Channel Cable Service" means that programming service that was announced by ABC on April 8, 1999. If that service is partially owned by ABC or is merged with the Soap Channel announced by Sony, the affiliate participation in annual net profits as set out in paragraph II. A.(1)(d) will be diluted in the same proportion as ABC's interest in the service. Affiliate participation under the formula set out in paragraph II. A.(1)(a)-(c) will not be subject to dilution or reduction.


          B.   Daytime Clearances:

               Your station shall maintain current level and time period scheduling of clearances for the following ABC Soaps: General Hospital, All My Children, One Life To Live and Port Charles, or for any replacement soap opera programming.

          C. Exclusivity: ABC has immediate repurposing rights for its soaps for the purposes and as provided in this section II for the term stated in paragraph D below.

          D.   Term:

               1. The term of the provisions of Section II of this Amendment shall be for the duration of your station's ABC affiliation agreement.

               2. The same terms of Soap Channel Participation will apply during the term of the renewal of current affiliation agreements.

     III. EXCLUSIVITY

          A.   Entertainment:

               1. Series: ABC will not repurpose any Primetime Entertainment series episode within 180 days of the end of its original airing on the Network or the expiration of that television season (Sept.-Sept.), whichever is earlier. (In no event will ABC repurpose any such series episode within 90 days of the end of its original airing on the Network.)

               2. Made for TV Movies, Mini-Series and Specials: ABC will not repurpose within 60 days of the end of original airing on the Network.

               3. Awards Shows and other timely Specials: ABC will not repurpose within 48 hours of the end of original airing on the Network.

               4. ABC will not promote the repurposed Entertainment programming prior to its original airing on the Network. ABC will obtain contractual commitments from licensees imposing the same promotion limitations, but ABC will have no liability to affiliates in the event of a breach by such licensee.

               5. The above notwithstanding, ABC will be free to repurpose up to 25% of the Primetime Entertainment schedule without any restrictions.

          B.   Sports:

               1. Programs: ABC will not repurpose any Sports program in its entirety within 48 hours of the end of its original airing on the Network.

               2. Excerpts: ABC will not repurpose excerpts (defined as 40% or less) of any Sports program within 4 hours of the end of its original airing on the Network.

               3. Highlights: ABC will continue to be free to use highlights drawn from any Sports program anytime after its original airing on the Network. The term "highlight" is defined by reference to custom and practice within the broadcast industry.


          C.   News:


               1. ABC has immediate and unrestricted repurposing rights for breaking news coverage unless it has preempted Network programming for such coverage in which case it will have unrestricted repurposing rights immediately following the preemption of Network programming for such coverage.

               2. ABC will not repurpose any "hard" News program (e.g., WNT & Nightline) within 4 hours of the end of its original airing on the Network, and any timely News program (e.g., GMA) within 2 hours of the end of its original airing on the Network. Upon request by ABC, affiliates will not repurpose in the same time period in which ABC is airing "hard" News any News program content that has been provided by ABC.

               3. ABC will not repurpose any "soft" News program (e.g., Newsmagazines) in its entirety within 60 days of the end of its original airing on the Network. ABC may repurpose excerpts of any Newsmagazine program within 60 days after the end of its original airing on the Network if the new program does not contain more than 50% of any one original Newsmagazine program and the original Newsmagazine program titles are not used unless modified (e.g., "Best of 20/20").

               4. Politically Incorrect: ABC will not repurpose within 4 hours of the end of its original airing on the Network.

          D.   Daytime:

               1. ABC has immediate and unrestricted repurposing right for its soaps as provided for herein. ABC will limit its repurposing of its soaps to the Soap Channel Cable Service unless and until the launch of such channel fails. In the event that ABC repurposes its soaps apart from the Soap Channel Cable Service, your station will be entitled to an economic participation from such repurposing by receiving an annual distribution based on 15% of annual net profits generated by such repurposing in your station's market. For the purposes of this paragraph only "net profits" means gross revenue less any direct out of pocket costs incurred by ABC in repurposing its soaps. The term "direct out of pocket costs" means amounts paid by ABC to third parties specifically and solely for the repurposing of the soap operas (e.g. third party participations, residuals, rights clearance costs and the like). The term excludes amounts paid to Disney/ABC, any of their respective subsidiaries or any of their employees, save residuals or third party participations that may be owed to such employees. The calculation of net profits as set out in this paragraph will be subject to independent audit. The provision of this paragraph related to ABC's repurposing soaps apart from a Soap Channel Cable Service and the right of your station to an economic participation in such repurposing shall be subject to the term limitations set out in paragraph E below.

               2. ABC will not repurpose The View or any replacement programming referenced in paragraph II.B above that is not a soap opera within 4 hours of the end of its original airing on the Network.

          E. Term: The term of the provisions of this Section III shall be coterminous with the term of Section I (the Inventory Swap/NFL Contribution Plan) of this Amendment.


     IV.  FURTHER FLEXIBILITY

          The parties recognize that ABC may wish to repurpose certain programming in a manner that is at variance with the limitations set forth above. Your station authorizes the Network's Affiliate Board to act fully on your behalf to accept or reject ABC's requests for such a variance and agrees that neither the Affiliate Board nor those acting on its behalf will be liable to you for the decisions it makes to accept or reject a variance. The Affiliate Board will be required to meet with ABC promptly upon receiving a request for such a variance, and will not act unreasonably in withholding its approval.

     V.   MISCELLANEOUS

               1.   The  geographical   scope  of  exclusivity   shall  be  your
                    station's DMA or any lesser area as may be required by the FCC under existing rules.

               2. The exclusivity provisions prohibit repurposing by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               3. The prohibition against and the contractual provisions restricting the pre-promotion of Entertainment programming (as set out in paragraph III.A (4)) apply as well to all other program classifications, e.g., news and sports.

               4. If comparable side letter amendments are accepted by the requisite number of affiliates, then as to those accepting affiliates ABC agrees not to implement before August 1, 2002 any of the measures outlined in the attachment to Pat Fili's June 4, 1999 letter entitled "1999-2000 Season Format Adjustments", except the compensation reduction outlined in the body of that letter which will be implemented as to all affiliates. With respect to any affiliates who do not accept such a comparable side letter agreement, ABC reserves all of its rights including the measures outlined in the attachment to the letter.

               5. If ABC should desire to program or create a channel that is designed to repurpose a significant portion of any class of ABC Network programming that involves the creation of an asset, ABC agrees to enter into good faith negotiations about affiliate financial participation in such asset but ABC shall be under no legally enforceable obligation to come to agreement with affiliates about any such participation.

               6. In the event that your station's existing affiliation agreement imposes greater clearance obligations than set forth herein, those clearance obligations will continue to apply.

               7.   The  provisions  of  your  station's  existing   affiliation
                    agreement relating to the application of FCC rules to clearance commitments will continue to apply.

               8.   This Amendment shall be governed by New York Law.



                                      * * *

     If your station wishes to agree to the Amendment, please execute the enclosed copy of this letter in the space provided below and return it to me before July 16, 1999.


                                                  Very truly yours,

                                                  /s/ John L. Rouse

                                                      John L. Rouse
                                                  Senior Vice President
                                                  Affiliate Relations





Accepted and Agreed To:

WCFT/Tuscaloosa, AL



By: /s/ Stephen P. Gibson
-------------------------
Title:  Vice President
-------------------------
Dated:  August 10, 1999
-------------------------

June 30, 1999


Robert Allbritton
President
Allbritton Communications Co.
800 17th Street, N.W.
Washington, DC 20006

Re:      WCIV/Charleston, SC

Dear Robert:

         If approved by your station, this document will constitute a side letter amendment to the existing affiliation agreement between American Broadcasting Companies, Inc. (hereinafter, "ABC" or "Network") and your station (hereinafter, the "Amendment"). ABC reserves the right to terminate this Amendment if comparable side letter amendments have not been accepted by non-owned ABC-affiliated stations representing 66% coverage of the country by July 16, 1999.


     I.   INVENTORY SWAP/NFL CONTRIBUTION

          A.   8  Additional  Primetime  Spots  per  Week to Your  Station  from
               Network:

               1.   2 "A" program spots per week

               2    4 "B" program spots per week

               3.   2 "C" program spots per week

               4. Dividing the Network's weekly primetime program schedule into one-thirds, the "A" spots shall come from spots appearing in the top rated one-third, the "B" spots shall come from spots appearing in the middle rated one-third, and the "C" spots shall come from spots in the lowest rated one-third of the Network's primetime program schedule. The allocation and placement of the spots will be made within 60 days prior to the start of each new Network television season.

          B.   To Network from Your Station

               1. A total annual payment by your station of $130,396. This payment will be made through an equal monthly reduction from your station's Network compensation.Y The payment has been calculated on the basis of the following methodology: A $45 million aggregate annual payment by non-ABC-Owned Stations through monthly deduction from Network compensation, and to the extent there is inadequate Network compensation to cover the payment, through equal monthly payments. The amount of payment required of each Station will be based upon the pro-rata percentage of the station's market coverage of total U.S. television households (excluding coverage by ABC-owned stations) which amounts to 74.888%. The amount of the annual $45 million payment by non-owned ABC stations will be reduced in proportion to any increase in the present percentage of coverage of U.S. television households by television stations owned or operated by ABC or its affiliated companies. (E.g. if ABC's coverage were to increase to 30%, the aggregate annual affiliate payment would be reduced to $41,528,877.) If that were to happen, the amount of payment required of your station would be reduced correspondingly.

               2.   10 Children's spots per week.

          C.   Children's Clearances:

               Your station shall maintain its current level and time period scheduling of Children's clearances. ABC warrants that during the three year term of the agreement, the Network will continue to provide the quantity of educational and informational programming that satisfies the FCC's Children's television rules (currently three hours per week) and that Network-supplied commercial matter in all Children's programming will not exceed FCC restrictions. ABC will indemnify and hold your station harmless against any breach by the Network of the Children's program and commercial content warranty.

          D. Term: The provisions of this Section I (Inventory Swap/NFL Contribution) shall have a term of 3 years beginning August 1, 1999.

          E. Guarantees Against Dilution During the Term of the Inventory Swap/NFL Contribution Plan:

               1. The Network agrees that it will afford your station commercial units of the same number and length and with substantially the same placement as during the 1998-1999 Network television season. The Network will also add the two
                    (2) units per hour of inventory for your station to auto racing, golf and horse racing as set out in the body of Pat Fili's June 4, 1999 letter. (A copy of that letter is attached).

               2. Network agrees that apart from the program categories listed in the body of Pat Fili's June 4, 1999 letter, and except as might arise in the enforcement or negotiation of individual contracts, Network will continue to offer your station the same cash compensation currently offered.

               3. Your station guarantees that it will maintain at least its current level of clearance and time period scheduling of "The View" and "Politically Incorrect" through July 31, 2000.








     II.  SOAP CHANNEL PARTICIPATION

          A.   Soap Channel Cable Service Revenue Sharing:

               1. Your station, along with other affiliates accepting the terms set forth herein (including ABC Owned Stations) will have an economic participation in The Soap Channel Cable Service by receiving one of the following annual distributions, whichever is greater:

                    a.   $0.01/month   per   revenue-generating   Soap   Channel
                         subscriber in the affiliate's market.

                    b.   15% of total annual subscriber revenue generated in the
                         affiliate's     market     capped    at    $0.03    per
                         revenue-generating sub/month.

                    c. 10% of total subscriber revenue generated in the affiliate's market, without a cap.

                    d. 15% of annual net profits generated in the affiliate's market.

               2. The term "market" means your station's DMA. Revenues generated in a DMA adjacent to that of an ABC affiliate but in which no ABC affiliated station exists shall be credited to an ABC station or stations outside that DMA based upon their respective viewing shares in that DMA.

               3. The term "cable service" includes the distribution of programming by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               4. The terms "revenue-generating Soap Channel subscriber" and "subscriber revenue" mean the subscriber fee paid by the cable service, without regard to launch fees.

               5. The term "net profits" (as used in this section) means gross revenue less any costs incurred by The Soap Channel cable service, subject to independent audit.

               6. The term "Soap Channel Cable Service" means that programming service that was announced by ABC on April 8, 1999. If that service is partially owned by ABC or is merged with the Soap Channel announced by Sony, the affiliate participation in annual net profits as set out in paragraph II. A.(1)(d) will be diluted in the same proportion as ABC's interest in the service. Affiliate participation under the formula set out in paragraph II. A.(1)(a)-(c) will not be subject to dilution or reduction.


          B.   Daytime Clearances:

               Your station shall maintain current level and time period scheduling of clearances for the following ABC Soaps: General Hospital, All My Children, One Life To Live and Port Charles, or for any replacement soap opera programming.

          C. Exclusivity: ABC has immediate repurposing rights for its soaps for the purposes and as provided in this section II for the term stated in paragraph D below.

          D.   Term:

               1. The term of the provisions of Section II of this Amendment shall be for the duration of your station's ABC affiliation agreement.

               2. The same terms of Soap Channel Participation will apply during the term of the renewal of current affiliation agreements.

     III. EXCLUSIVITY

          A.   Entertainment:

               1. Series: ABC will not repurpose any Primetime Entertainment series episode within 180 days of the end of its original airing on the Network or the expiration of that television season (Sept.-Sept.), whichever is earlier. (In no event will ABC repurpose any such series episode within 90 days of the end of its original airing on the Network.)

               2. Made for TV Movies, Mini-Series and Specials: ABC will not repurpose within 60 days of the end of original airing on the Network.

               3. Awards Shows and other timely Specials: ABC will not repurpose within 48 hours of the end of original airing on the Network.

               4. ABC will not promote the repurposed Entertainment programming prior to its original airing on the Network. ABC will obtain contractual commitments from licensees imposing the same promotion limitations, but ABC will have no liability to affiliates in the event of a breach by such licensee.

               5. The above notwithstanding, ABC will be free to repurpose up to 25% of the Primetime Entertainment schedule without any restrictions.

          B.   Sports:

               1. Programs: ABC will not repurpose any Sports program in its entirety within 48 hours of the end of its original airing on the Network.

               2. Excerpts: ABC will not repurpose excerpts (defined as 40% or less) of any Sports program within 4 hours of the end of its original airing on the Network.

               3. Highlights: ABC will continue to be free to use highlights drawn from any Sports program anytime after its original airing on the Network. The term "highlight" is defined by reference to custom and practice within the broadcast industry.


          C.   News:


               1. ABC has immediate and unrestricted repurposing rights for breaking news coverage unless it has preempted Network programming for such coverage in which case it will have unrestricted repurposing rights immediately following the preemption of Network programming for such coverage.

               2. ABC will not repurpose any "hard" News program (e.g., WNT & Nightline) within 4 hours of the end of its original airing on the Network, and any timely News program (e.g., GMA) within 2 hours of the end of its original airing on the Network. Upon request by ABC, affiliates will not repurpose in the same time period in which ABC is airing "hard" News any News program content that has been provided by ABC.

               3. ABC will not repurpose any "soft" News program (e.g., Newsmagazines) in its entirety within 60 days of the end of its original airing on the Network. ABC may repurpose excerpts of any Newsmagazine program within 60 days after the end of its original airing on the Network if the new program does not contain more than 50% of any one original Newsmagazine program and the original Newsmagazine program titles are not used unless modified (e.g., "Best of 20/20").

               4. Politically Incorrect: ABC will not repurpose within 4 hours of the end of its original airing on the Network.

          D.   Daytime:

               1. ABC has immediate and unrestricted repurposing right for its soaps as provided for herein. ABC will limit its repurposing of its soaps to the Soap Channel Cable Service unless and until the launch of such channel fails. In the event that ABC repurposes its soaps apart from the Soap Channel Cable Service, your station will be entitled to an economic participation from such repurposing by receiving an annual distribution based on 15% of annual net profits generated by such repurposing in your station's market. For the purposes of this paragraph only "net profits" means gross revenue less any direct out of pocket costs incurred by ABC in repurposing its soaps. The term "direct out of pocket costs" means amounts paid by ABC to third parties specifically and solely for the repurposing of the soap operas (e.g. third party participations, residuals, rights clearance costs and the like). The term excludes amounts paid to Disney/ABC, any of their respective subsidiaries or any of their employees, save residuals or third party participations that may be owed to such employees. The calculation of net profits as set out in this paragraph will be subject to independent audit. The provision of this paragraph related to ABC's repurposing soaps apart from a Soap Channel Cable Service and the right of your station to an economic participation in such repurposing shall be subject to the term limitations set out in paragraph E below.

               2. ABC will not repurpose The View or any replacement programming referenced in paragraph II.B above that is not a soap opera within 4 hours of the end of its original airing on the Network.

          E. Term: The term of the provisions of this Section III shall be coterminous with the term of Section I (the Inventory Swap/NFL Contribution Plan) of this Amendment.


     IV.  FURTHER FLEXIBILITY

          The parties recognize that ABC may wish to repurpose certain programming in a manner that is at variance with the limitations set forth above. Your station authorizes the Network's Affiliate Board to act fully on your behalf to accept or reject ABC's requests for such a variance and agrees that neither the Affiliate Board nor those acting on its behalf will be liable to you for the decisions it makes to accept or reject a variance. The Affiliate Board will be required to meet with ABC promptly upon receiving a request for such a variance, and will not act unreasonably in withholding its approval.

     V.   MISCELLANEOUS

               1.   The  geographical   scope  of  exclusivity   shall  be  your
                    station's DMA or any lesser area as may be required by the FCC under existing rules.

               2. The exclusivity provisions prohibit repurposing by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               3. The prohibition against and the contractual provisions restricting the pre-promotion of Entertainment programming (as set out in paragraph III.A (4)) apply as well to all other program classifications, e.g., news and sports.

               4. If comparable side letter amendments are accepted by the requisite number of affiliates, then as to those accepting affiliates ABC agrees not to implement before August 1, 2002 any of the measures outlined in the attachment to Pat Fili's June 4, 1999 letter entitled "1999-2000 Season Format Adjustments", except the compensation reduction outlined in the body of that letter which will be implemented as to all affiliates. With respect to any affiliates who do not accept such a comparable side letter agreement, ABC reserves all of its rights including the measures outlined in the attachment to the letter.

               5. If ABC should desire to program or create a channel that is designed to repurpose a significant portion of any class of ABC Network programming that involves the creation of an asset, ABC agrees to enter into good faith negotiations about affiliate financial participation in such asset but ABC shall be under no legally enforceable obligation to come to agreement with affiliates about any such participation.

               6. In the event that your station's existing affiliation agreement imposes greater clearance obligations than set forth herein, those clearance obligations will continue to apply.

               7.   The  provisions  of  your  station's  existing   affiliation
                    agreement relating to the application of FCC rules to clearance commitments will continue to apply.

               8.   This Amendment shall be governed by New York Law.



                                      * * *

     If your station wishes to agree to the Amendment, please execute the enclosed copy of this letter in the space provided below and return it to me before July 16, 1999.


                                                  Very truly yours,

                                                  /s/ John L. Rouse

                                                      John L. Rouse
                                                   Senior Vice President
                                                   Affiliate Relations





Accepted and Agreed To:

WCIV/Charleston, SC



By: /s/ Stephen P. Gibson
-------------------------
Title:  Vice President
-------------------------
Dated:  August 10, 1999
-------------------------

June 30, 1999


Robert Allbritton
President
Allbritton Communications Co.
800 17th Street, N.W.
Washington, DC 20006

Re:      WHTM/Harrisburg

Dear Robert:

         If approved by your station, this document will constitute a side letter amendment to the existing affiliation agreement between American Broadcasting Companies, Inc. (hereinafter, "ABC" or "Network") and your station (hereinafter, the "Amendment"). ABC reserves the right to terminate this Amendment if comparable side letter amendments have not been accepted by non-owned ABC-affiliated stations representing 66% coverage of the country by July 16, 1999.


     I.   INVENTORY SWAP/NFL CONTRIBUTION

          A.   8  Additional  Primetime  Spots  per  Week to Your  Station  from
               Network:

               1.   2 "A" program spots per week

               2    4 "B" program spots per week

               3.   2 "C" program spots per week

               4. Dividing the Network's weekly primetime program schedule into one-thirds, the "A" spots shall come from spots appearing in the top rated one-third, the "B" spots shall come from spots appearing in the middle rated one-third, and the "C" spots shall come from spots in the lowest rated one-third of the Network's primetime program schedule. The allocation and placement of the spots will be made within 60 days prior to the start of each new Network television season.

          B.   To Network from Your Station

               1. A total annual payment by your station of $358,137. This payment will be made through an equal monthly reduction from your station's Network compensation.Y The payment has been calculated on the basis of the following methodology: A $45 million aggregate annual payment by non-ABC-Owned Stations through monthly deduction from Network compensation, and to the extent there is inadequate Network compensation to cover the payment, through equal monthly payments. The amount of payment required of each Station will be based upon the pro-rata percentage of the station's market coverage of total U.S. television households (excluding coverage by ABC-owned stations) which amounts to 74.888%. The amount of the annual $45 million payment by non-owned ABC stations will be reduced in proportion to any increase in the present percentage of coverage of U.S. television households by television stations owned or operated by ABC or its affiliated companies. (E.g. if ABC's coverage were to increase to 30%, the aggregate annual affiliate payment would be reduced to $41,528,877.) If that were to happen, the amount of payment required of your station would be reduced correspondingly.

               2.   10 Children's spots per week.

          C.   Children's Clearances:

               Your station shall maintain its current level and time period scheduling of Children's clearances. ABC warrants that during the three year term of the agreement, the Network will continue to provide the quantity of educational and informational programming that satisfies the FCC's Children's television rules (currently three hours per week) and that Network-supplied commercial matter in all Children's programming will not exceed FCC restrictions. ABC will indemnify and hold your station harmless against any breach by the Network of the Children's program and commercial content warranty.

          D. Term: The provisions of this Section I (Inventory Swap/NFL Contribution) shall have a term of 3 years beginning August 1, 1999.

          E. Guarantees Against Dilution During the Term of the Inventory Swap/NFL Contribution Plan:

               1. The Network agrees that it will afford your station commercial units of the same number and length and with substantially the same placement as during the 1998-1999 Network television season. The Network will also add the two
                    (2) units per hour of inventory for your station to auto racing, golf and horse racing as set out in the body of Pat Fili's June 4, 1999 letter. (A copy of that letter is attached).

               2. Network agrees that apart from the program categories listed in the body of Pat Fili's June 4, 1999 letter, and except as might arise in the enforcement or negotiation of individual contracts, Network will continue to offer your station the same cash compensation currently offered.

               3. Your station guarantees that it will maintain at least its current level of clearance and time period scheduling of "The View" and "Politically Incorrect" through July 31, 2000.








     II.  SOAP CHANNEL PARTICIPATION

          A.   Soap Channel Cable Service Revenue Sharing:

               1. Your station, along with other affiliates accepting the terms set forth herein (including ABC Owned Stations) will have an economic participation in The Soap Channel Cable Service by receiving one of the following annual distributions, whichever is greater:

                    a.   $0.01/month   per   revenue-generating   Soap   Channel
                         subscriber in the affiliate's market.

                    b.   15% of total annual subscriber revenue generated in the
                         affiliate's     market     capped    at    $0.03    per
                         revenue-generating sub/month.

                    c. 10% of total subscriber revenue generated in the affiliate's market, without a cap.

                    d. 15% of annual net profits generated in the affiliate's market.

               2. The term "market" means your station's DMA. Revenues generated in a DMA adjacent to that of an ABC affiliate but in which no ABC affiliated station exists shall be credited to an ABC station or stations outside that DMA based upon their respective viewing shares in that DMA.

               3. The term "cable service" includes the distribution of programming by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               4. The terms "revenue-generating Soap Channel subscriber" and "subscriber revenue" mean the subscriber fee paid by the cable service, without regard to launch fees.

               5. The term "net profits" (as used in this section) means gross revenue less any costs incurred by The Soap Channel cable service, subject to independent audit.

               6. The term "Soap Channel Cable Service" means that programming service that was announced by ABC on April 8, 1999. If that service is partially owned by ABC or is merged with the Soap Channel announced by Sony, the affiliate participation in annual net profits as set out in paragraph II. A.(1)(d) will be diluted in the same proportion as ABC's interest in the service. Affiliate participation under the formula set out in paragraph II. A.(1)(a)-(c) will not be subject to dilution or reduction.


          B.   Daytime Clearances:

               Your station shall maintain current level and time period scheduling of clearances for the following ABC Soaps: General Hospital, All My Children, One Life To Live and Port Charles, or for any replacement soap opera programming.

          C. Exclusivity: ABC has immediate repurposing rights for its soaps for the purposes and as provided in this section II for the term stated in paragraph D below.

          D.   Term:

               1. The term of the provisions of Section II of this Amendment shall be for the duration of your station's ABC affiliation agreement.

               2. The same terms of Soap Channel Participation will apply during the term of the renewal of current affiliation agreements.

     III. EXCLUSIVITY

          A.   Entertainment:

               1. Series: ABC will not repurpose any Primetime Entertainment series episode within 180 days of the end of its original airing on the Network or the expiration of that television season (Sept.-Sept.), whichever is earlier. (In no event will ABC repurpose any such series episode within 90 days of the end of its original airing on the Network.)

               2. Made for TV Movies, Mini-Series and Specials: ABC will not repurpose within 60 days of the end of original airing on the Network.

               3. Awards Shows and other timely Specials: ABC will not repurpose within 48 hours of the end of original airing on the Network.

               4. ABC will not promote the repurposed Entertainment programming prior to its original airing on the Network. ABC will obtain contractual commitments from licensees imposing the same promotion limitations, but ABC will have no liability to affiliates in the event of a breach by such licensee.

               5. The above notwithstanding, ABC will be free to repurpose up to 25% of the Primetime Entertainment schedule without any restrictions.

          B.   Sports:

               1. Programs: ABC will not repurpose any Sports program in its entirety within 48 hours of the end of its original airing on the Network.

               2. Excerpts: ABC will not repurpose excerpts (defined as 40% or less) of any Sports program within 4 hours of the end of its original airing on the Network.

               3. Highlights: ABC will continue to be free to use highlights drawn from any Sports program anytime after its original airing on the Network. The term "highlight" is defined by reference to custom and practice within the broadcast industry.


          C.   News:


               1. ABC has immediate and unrestricted repurposing rights for breaking news coverage unless it has preempted Network programming for such coverage in which case it will have unrestricted repurposing rights immediately following the preemption of Network programming for such coverage.

               2. ABC will not repurpose any "hard" News program (e.g., WNT & Nightline) within 4 hours of the end of its original airing on the Network, and any timely News program (e.g., GMA) within 2 hours of the end of its original airing on the Network. Upon request by ABC, affiliates will not repurpose in the same time period in which ABC is airing "hard" News any News program content that has been provided by ABC.

               3. ABC will not repurpose any "soft" News program (e.g., Newsmagazines) in its entirety within 60 days of the end of its original airing on the Network. ABC may repurpose excerpts of any Newsmagazine program within 60 days after the end of its original airing on the Network if the new program does not contain more than 50% of any one original Newsmagazine program and the original Newsmagazine program titles are not used unless modified (e.g., "Best of 20/20").

               4. Politically Incorrect: ABC will not repurpose within 4 hours of the end of its original airing on the Network.

          D.   Daytime:

               1. ABC has immediate and unrestricted repurposing right for its soaps as provided for herein. ABC will limit its repurposing of its soaps to the Soap Channel Cable Service unless and until the launch of such channel fails. In the event that ABC repurposes its soaps apart from the Soap Channel Cable Service, your station will be entitled to an economic participation from such repurposing by receiving an annual distribution based on 15% of annual net profits generated by such repurposing in your station's market. For the purposes of this paragraph only "net profits" means gross revenue less any direct out of pocket costs incurred by ABC in repurposing its soaps. The term "direct out of pocket costs" means amounts paid by ABC to third parties specifically and solely for the repurposing of the soap operas (e.g. third party participations, residuals, rights clearance costs and the like). The term excludes amounts paid to Disney/ABC, any of their respective subsidiaries or any of their employees, save residuals or third party participations that may be owed to such employees. The calculation of net profits as set out in this paragraph will be subject to independent audit. The provision of this paragraph related to ABC's repurposing soaps apart from a Soap Channel Cable Service and the right of your station to an economic participation in such repurposing shall be subject to the term limitations set out in paragraph E below.

               2. ABC will not repurpose The View or any replacement programming referenced in paragraph II.B above that is not a soap opera within 4 hours of the end of its original airing on the Network.

          E. Term: The term of the provisions of this Section III shall be coterminous with the term of Section I (the Inventory Swap/NFL Contribution Plan) of this Amendment.


     IV.  FURTHER FLEXIBILITY

          The parties recognize that ABC may wish to repurpose certain programming in a manner that is at variance with the limitations set forth above. Your station authorizes the Network's Affiliate Board to act fully on your behalf to accept or reject ABC's requests for such a variance and agrees that neither the Affiliate Board nor those acting on its behalf will be liable to you for the decisions it makes to accept or reject a variance. The Affiliate Board will be required to meet with ABC promptly upon receiving a request for such a variance, and will not act unreasonably in withholding its approval.

     V.   MISCELLANEOUS

               1.   The  geographical   scope  of  exclusivity   shall  be  your
                    station's DMA or any lesser area as may be required by the FCC under existing rules.

               2. The exclusivity provisions prohibit repurposing by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               3. The prohibition against and the contractual provisions restricting the pre-promotion of Entertainment programming (as set out in paragraph III.A (4)) apply as well to all other program classifications, e.g., news and sports.

               4. If comparable side letter amendments are accepted by the requisite number of affiliates, then as to those accepting affiliates ABC agrees not to implement before August 1, 2002 any of the measures outlined in the attachment to Pat Fili's June 4, 1999 letter entitled "1999-2000 Season Format Adjustments", except the compensation reduction outlined in the body of that letter which will be implemented as to all affiliates. With respect to any affiliates who do not accept such a comparable side letter agreement, ABC reserves all of its rights including the measures outlined in the attachment to the letter.

               5. If ABC should desire to program or create a channel that is designed to repurpose a significant portion of any class of ABC Network programming that involves the creation of an asset, ABC agrees to enter into good faith negotiations about affiliate financial participation in such asset but ABC shall be under no legally enforceable obligation to come to agreement with affiliates about any such participation.

               6. In the event that your station's existing affiliation agreement imposes greater clearance obligations than set forth herein, those clearance obligations will continue to apply.

               7.   The  provisions  of  your  station's  existing   affiliation
                    agreement relating to the application of FCC rules to clearance commitments will continue to apply.

               8.   This Amendment shall be governed by New York Law.



                                      * * *

     If your station wishes to agree to the Amendment, please execute the enclosed copy of this letter in the space provided below and return it to me before July 16, 1999.


                                                  Very truly yours,

                                                 /s/ John L. Rouse

                                                     John L. Rouse
                                                Senior Vice President
                                                 Affiliate Relations





Accepted and Agreed To:

WHTM/Harrisburg



By: /s/ Stephen P. Gibson
-------------------------
Title:  Vice President
-------------------------
Dated:  August 10, 1999
-------------------------

June 30, 1999


Robert Allbritton
President
Allbritton Communications Co.
800 17th Street, N.W.
Washington, DC 20006

Re:      WJLA/Washington, DC

Dear Robert:

         If approved by your station, this document will constitute a side letter amendment to the existing affiliation agreement between American Broadcasting Companies, Inc. (hereinafter, "ABC" or "Network") and your station (hereinafter, the "Amendment"). ABC reserves the right to terminate this Amendment if comparable side letter amendments have not been accepted by non-owned ABC-affiliated stations representing 66% coverage of the country by July 16, 1999.


     I.   INVENTORY SWAP/NFL CONTRIBUTION

          A.   8  Additional  Primetime  Spots  per  Week to Your  Station  from
               Network:

               1.   2 "A" program spots per week

               2    4 "B" program spots per week

               3.   2 "C" program spots per week

               4. Dividing the Network's weekly primetime program schedule into one-thirds, the "A" spots shall come from spots appearing in the top rated one-third, the "B" spots shall come from spots appearing in the middle rated one-third, and the "C" spots shall come from spots in the lowest rated one-third of the Network's primetime program schedule. The allocation and placement of the spots will be made within 60 days prior to the start of each new Network television season.

          B.   To Network from Your Station

               1. A total annual payment by your station of $1,182,574. This payment will be made through an equal monthly reduction from your station's Network compensation.Y The payment has been calculated on the basis of the following methodology: A $45 million aggregate annual payment by non-ABC-Owned Stations through monthly deduction from Network compensation, and to the extent there is inadequate Network compensation to cover the payment, through equal monthly payments. The amount of payment required of each Station will be based upon the pro-rata percentage of the station's market coverage of total U.S. television households (excluding coverage by ABC-owned stations) which amounts to 74.888%. The amount of the annual $45 million payment by non-owned ABC stations will be reduced in proportion to any increase in the present percentage of coverage of U.S. television households by television stations owned or operated by ABC or its affiliated companies. (E.g. if ABC's coverage were to increase to 30%, the aggregate annual affiliate payment would be reduced to $41,528,877.) If that were to happen, the amount of payment required of your station would be reduced correspondingly.

               2.   10 Children's spots per week.

          C.   Children's Clearances:

               Your station shall maintain its current level and time period scheduling of Children's clearances. ABC warrants that during the three year term of the agreement, the Network will continue to provide the quantity of educational and informational programming that satisfies the FCC's Children's television rules (currently three hours per week) and that Network-supplied commercial matter in all Children's programming will not exceed FCC restrictions. ABC will indemnify and hold your station harmless against any breach by the Network of the Children's program and commercial content warranty.

          D. Term: The provisions of this Section I (Inventory Swap/NFL Contribution) shall have a term of 3 years beginning August 1, 1999.

          E. Guarantees Against Dilution During the Term of the Inventory Swap/NFL Contribution Plan:

               1. The Network agrees that it will afford your station commercial units of the same number and length and with substantially the same placement as during the 1998-1999 Network television season. The Network will also add the two
                    (2) units per hour of inventory for your station to auto racing, golf and horse racing as set out in the body of Pat Fili's June 4, 1999 letter. (A copy of that letter is attached).

               2. Network agrees that apart from the program categories listed in the body of Pat Fili's June 4, 1999 letter, and except as might arise in the enforcement or negotiation of individual contracts, Network will continue to offer your station the same cash compensation currently offered.

               3. Your station guarantees that it will maintain at least its current level of clearance and time period scheduling of "The View" and "Politically Incorrect" through July 31, 2000.








     II.  SOAP CHANNEL PARTICIPATION

          A.   Soap Channel Cable Service Revenue Sharing:

               1. Your station, along with other affiliates accepting the terms set forth herein (including ABC Owned Stations) will have an economic participation in The Soap Channel Cable Service by receiving one of the following annual distributions, whichever is greater:

                    a. $0.01/month per revenue-generating Soap Channel subscriber in the affiliate's market.
                    b. 15% of total annual subscriber revenue generated in the affiliate's market capped at $0.03 per revenue-generating sub/month.
                    c. 10% of total subscriber revenue generated in the affiliate's market, without a cap.
                    d. 15% of annual net profits generated in the affiliate's market.

               2. The term "market" means your station's DMA. Revenues generated in a DMA adjacent to that of an ABC affiliate but in which no ABC affiliated station exists shall be credited to an ABC station or stations outside that DMA based upon their respective viewing shares in that DMA.

               3. The term "cable service" includes the distribution of programming by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               4. The terms "revenue-generating Soap Channel subscriber" and "subscriber revenue" mean the subscriber fee paid by the cable service, without regard to launch fees.

               5. The term "net profits" (as used in this section) means gross revenue less any costs incurred by The Soap Channel cable service, subject to independent audit.

               6. The term "Soap Channel Cable Service" means that programming service that was announced by ABC on April 8, 1999. If that service is partially owned by ABC or is merged with the Soap Channel announced by Sony, the affiliate participation in annual net profits as set out in paragraph II. A.(1)(d) will be diluted in the same proportion as ABC's interest in the service. Affiliate participation under the formula set out in paragraph II. A.(1)(a)-(c) will not be subject to dilution or reduction.


          B.   Daytime Clearances:

               Your station shall maintain current level and time period scheduling of clearances for the following ABC Soaps: General Hospital, All My Children, One Life To Live and Port Charles, or for any replacement soap opera programming.

          C. Exclusivity: ABC has immediate repurposing rights for its soaps for the purposes and as provided in this section II for the term stated in paragraph D below.

          D.   Term:

               1. The term of the provisions of Section II of this Amendment shall be for the duration of your station's ABC affiliation agreement.

               2. The same terms of Soap Channel Participation will apply during the term of the renewal of current affiliation agreements.

     III. EXCLUSIVITY

          A.   Entertainment:

               1. Series: ABC will not repurpose any Primetime Entertainment series episode within 180 days of the end of its original airing on the Network or the expiration of that television season (Sept.-Sept.), whichever is earlier. (In no event will ABC repurpose any such series episode within 90 days of the end of its original airing on the Network.)

               2. Made for TV Movies, Mini-Series and Specials: ABC will not repurpose within 60 days of the end of original airing on the Network.

               3. Awards Shows and other timely Specials: ABC will not repurpose within 48 hours of the end of original airing on the Network.

               4. ABC will not promote the repurposed Entertainment programming prior to its original airing on the Network. ABC will obtain contractual commitments from licensees imposing the same promotion limitations, but ABC will have no liability to affiliates in the event of a breach by such licensee.

               5. The above notwithstanding, ABC will be free to repurpose up to 25% of the Primetime Entertainment schedule without any restrictions.

          B.   Sports:

               1. Programs: ABC will not repurpose any Sports program in its entirety within 48 hours of the end of its original airing on the Network.

               2. Excerpts: ABC will not repurpose excerpts (defined as 40% or less) of any Sports program within 4 hours of the end of its original airing on the Network.

               3. Highlights: ABC will continue to be free to use highlights drawn from any Sports program anytime after its original airing on the Network. The term "highlight" is defined by reference to custom and practice within the broadcast industry.


          C.   News:


               1. ABC has immediate and unrestricted repurposing rights for breaking news coverage unless it has preempted Network programming for such coverage in which case it will have unrestricted repurposing rights immediately following the preemption of Network programming for such coverage.

               2. ABC will not repurpose any "hard" News program (e.g., WNT & Nightline) within 4 hours of the end of its original airing on the Network, and any timely News program (e.g., GMA) within 2 hours of the end of its original airing on the Network. Upon request by ABC, affiliates will not repurpose in the same time period in which ABC is airing "hard" News any News program content that has been provided by ABC.

               3. ABC will not repurpose any "soft" News program (e.g., Newsmagazines) in its entirety within 60 days of the end of its original airing on the Network. ABC may repurpose excerpts of any Newsmagazine program within 60 days after the end of its original airing on the Network if the new program does not contain more than 50% of any one original Newsmagazine program and the original Newsmagazine program titles are not used unless modified (e.g., "Best of 20/20").

               4. Politically Incorrect: ABC will not repurpose within 4 hours of the end of its original airing on the Network.

          D.   Daytime:

               1. ABC has immediate and unrestricted repurposing right for its soaps as provided for herein. ABC will limit its repurposing of its soaps to the Soap Channel Cable Service unless and until the launch of such channel fails. In the event that ABC repurposes its soaps apart from the Soap Channel Cable Service, your station will be entitled to an economic participation from such repurposing by receiving an annual distribution based on 15% of annual net profits generated by such repurposing in your station's market. For the purposes of this paragraph only "net profits" means gross revenue less any direct out of pocket costs incurred by ABC in repurposing its soaps. The term "direct out of pocket costs" means amounts paid by ABC to third parties specifically and solely for the repurposing of the soap operas (e.g. third party participations, residuals, rights clearance costs and the like). The term excludes amounts paid to Disney/ABC, any of their respective subsidiaries or any of their employees, save residuals or third party participations that may be owed to such employees. The calculation of net profits as set out in this paragraph will be subject to independent audit. The provision of this paragraph related to ABC's repurposing soaps apart from a Soap Channel Cable Service and the right of your station to an economic participation in such repurposing shall be subject to the term limitations set out in paragraph E below.

               2. ABC will not repurpose The View or any replacement programming referenced in paragraph II.B above that is not a soap opera within 4 hours of the end of its original airing on the Network.

          E. Term: The term of the provisions of this Section III shall be coterminous with the term of Section I (the Inventory Swap/NFL Contribution Plan) of this Amendment.


     IV.  FURTHER FLEXIBILITY

          The parties recognize that ABC may wish to repurpose certain programming in a manner that is at variance with the limitations set forth above. Your station authorizes the Network's Affiliate Board to act fully on your behalf to accept or reject ABC's requests for such a variance and agrees that neither the Affiliate Board nor those acting on its behalf will be liable to you for the decisions it makes to accept or reject a variance. The Affiliate Board will be required to meet with ABC promptly upon receiving a request for such a variance, and will not act unreasonably in withholding its approval.

     V.   MISCELLANEOUS

               1.   The  geographical   scope  of  exclusivity   shall  be  your
                    station's DMA or any lesser area as may be required by the FCC under existing rules.

               2. The exclusivity provisions prohibit repurposing by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               3. The prohibition against and the contractual provisions restricting the pre-promotion of Entertainment programming (as set out in paragraph III.A (4)) apply as well to all other program classifications, e.g., news and sports.

               4. If comparable side letter amendments are accepted by the requisite number of affiliates, then as to those accepting affiliates ABC agrees not to implement before August 1, 2002 any of the measures outlined in the attachment to Pat Fili's June 4, 1999 letter entitled "1999-2000 Season Format Adjustments", except the compensation reduction outlined in the body of that letter which will be implemented as to all affiliates. With respect to any affiliates who do not accept such a comparable side letter agreement, ABC reserves all of its rights including the measures outlined in the attachment to the letter.

               5. If ABC should desire to program or create a channel that is designed to repurpose a significant portion of any class of ABC Network programming that involves the creation of an asset, ABC agrees to enter into good faith negotiations about affiliate financial participation in such asset but ABC shall be under no legally enforceable obligation to come to agreement with affiliates about any such participation.

               6. In the event that your station's existing affiliation agreement imposes greater clearance obligations than set forth herein, those clearance obligations will continue to apply.

               7.   The  provisions  of  your  station's  existing   affiliation
                    agreement relating to the application of FCC rules to clearance commitments will continue to apply.

               8.   This Amendment shall be governed by New York Law.



                                      * * *

     If your station wishes to agree to the Amendment, please execute the enclosed copy of this letter in the space provided below and return it to me before July 16, 1999.


                                                  Very truly yours,

                                                 /s/ John L. Rouse

                                                     John L. Rouse
                                                Senior Vice President
                                                Affiliate Relations





Accepted and Agreed To:

WJLA/Washington, DC



By: /s/ Stephen P. Gibson
-------------------------
Title:  Vice President
-------------------------
Dated:  August 10, 1999
-------------------------

June 30, 1999


Robert Allbritton
President
Allbritton Communications Co.
800 17th Street, N.W.
Washington, DC 20006

Re:      WSET/Lynchburg, VA

Dear Robert:

         If approved by your station, this document will constitute a side letter amendment to the existing affiliation agreement between American Broadcasting Companies, Inc. (hereinafter, "ABC" or "Network") and your station (hereinafter, the "Amendment"). ABC reserves the right to terminate this Amendment if comparable side letter amendments have not been accepted by non-owned ABC-affiliated stations representing 66% coverage of the country by July 16, 1999.


     I.   INVENTORY SWAP/NFL CONTRIBUTION

          A.   8  Additional  Primetime  Spots  per  Week to Your  Station  from
               Network:

               1.   2 "A" program spots per week

               2    4 "B" program spots per week

               3.   2 "C" program spots per week

               4. Dividing the Network's weekly primetime program schedule into one-thirds, the "A" spots shall come from spots appearing in the top rated one-third, the "B" spots shall come from spots appearing in the middle rated one-third, and the "C" spots shall come from spots in the lowest rated one-third of the Network's primetime program schedule. The allocation and placement of the spots will be made within 60 days prior to the start of each new Network television season.

          B.   To Network from Your Station

               1. A total annual payment by your station of $242,764. This payment will be made through an equal monthly reduction from your station's Network compensation.Y The payment has been calculated on the basis of the following methodology: A $45 million aggregate annual payment by non-ABC-Owned Stations through monthly deduction from Network compensation, and to the extent there is inadequate Network compensation to cover the payment, through equal monthly payments. The amount of payment required of each Station will be based upon the pro-rata percentage of the station's market coverage of total U.S. television households (excluding coverage by ABC-owned stations) which amounts to 74.888%. The amount of the annual $45 million payment by non-owned ABC stations will be reduced in proportion to any increase in the present percentage of coverage of U.S. television households by television stations owned or operated by ABC or its affiliated companies. (E.g. if ABC's coverage were to increase to 30%, the aggregate annual affiliate payment would be reduced to $41,528,877.) If that were to happen, the amount of payment required of your station would be reduced correspondingly.

               2.   10 Children's spots per week.

          C.   Children's Clearances:

               Your station shall maintain its current level and time period scheduling of Children's clearances. ABC warrants that during the three year term of the agreement, the Network will continue to provide the quantity of educational and informational programming that satisfies the FCC's Children's television rules (currently three hours per week) and that Network-supplied commercial matter in all Children's programming will not exceed FCC restrictions. ABC will indemnify and hold your station harmless against any breach by the Network of the Children's program and commercial content warranty.

          D. Term: The provisions of this Section I (Inventory Swap/NFL Contribution) shall have a term of 3 years beginning August 1, 1999.

          E. Guarantees Against Dilution During the Term of the Inventory Swap/NFL Contribution Plan:

               1. The Network agrees that it will afford your station commercial units of the same number and length and with substantially the same placement as during the 1998-1999 Network television season. The Network will also add the two
                    (2) units per hour of inventory for your station to auto racing, golf and horse racing as set out in the body of Pat Fili's June 4, 1999 letter. (A copy of that letter is attached).

               2. Network agrees that apart from the program categories listed in the body of Pat Fili's June 4, 1999 letter, and except as might arise in the enforcement or negotiation of individual contracts, Network will continue to offer your station the same cash compensation currently offered.

               3. Your station guarantees that it will maintain at least its current level of clearance and time period scheduling of "The View" and "Politically Incorrect" through July 31, 2000.








     II.  SOAP CHANNEL PARTICIPATION

          A.   Soap Channel Cable Service Revenue Sharing:

               1. Your station, along with other affiliates accepting the terms set forth herein (including ABC Owned Stations) will have an economic participation in The Soap Channel Cable Service by receiving one of the following annual distributions, whichever is greater:

                    a. $0.01/month per revenue-generating Soap Channel subscriber in the affiliate's market.
                    b. 15% of total annual subscriber revenue generated in the affiliate's market capped at $0.03 per revenue-generating sub/month.
                    c. 10% of total subscriber revenue generated in the affiliate's market, without a cap.
                    d. 15% of annual net profits generated in the affiliate's market.

               2. The term "market" means your station's DMA. Revenues generated in a DMA adjacent to that of an ABC affiliate but in which no ABC affiliated station exists shall be credited to an ABC station or stations outside that DMA based upon their respective viewing shares in that DMA.

               3. The term "cable service" includes the distribution of programming by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               4. The terms "revenue-generating Soap Channel subscriber" and "subscriber revenue" mean the subscriber fee paid by the cable service, without regard to launch fees.

               5. The term "net profits" (as used in this section) means gross revenue less any costs incurred by The Soap Channel cable service, subject to independent audit.

               6. The term "Soap Channel Cable Service" means that programming service that was announced by ABC on April 8, 1999. If that service is partially owned by ABC or is merged with the Soap Channel announced by Sony, the affiliate participation in annual net profits as set out in paragraph II. A.(1)(d) will be diluted in the same proportion as ABC's interest in the service. Affiliate participation under the formula set out in paragraph II. A.(1)(a)-(c) will not be subject to dilution or reduction.


          B.   Daytime Clearances:

               Your station shall maintain current level and time period scheduling of clearances for the following ABC Soaps: General Hospital, All My Children, One Life To Live and Port Charles, or for any replacement soap opera programming.

          C. Exclusivity: ABC has immediate repurposing rights for its soaps for the purposes and as provided in this section II for the term stated in paragraph D below.

          D.   Term:

               1. The term of the provisions of Section II of this Amendment shall be for the duration of your station's ABC affiliation agreement.

               2. The same terms of Soap Channel Participation will apply during the term of the renewal of current affiliation agreements.

     III. EXCLUSIVITY

          A.   Entertainment:

               1. Series: ABC will not repurpose any Primetime Entertainment series episode within 180 days of the end of its original airing on the Network or the expiration of that television season (Sept.-Sept.), whichever is earlier. (In no event will ABC repurpose any such series episode within 90 days of the end of its original airing on the Network.)

               2. Made for TV Movies, Mini-Series and Specials: ABC will not repurpose within 60 days of the end of original airing on the Network.

               3. Awards Shows and other timely Specials: ABC will not repurpose within 48 hours of the end of original airing on the Network.

               4. ABC will not promote the repurposed Entertainment programming prior to its original airing on the Network. ABC will obtain contractual commitments from licensees imposing the same promotion limitations, but ABC will have no liability to affiliates in the event of a breach by such licensee.

               5. The above notwithstanding, ABC will be free to repurpose up to 25% of the Primetime Entertainment schedule without any restrictions.

          B.   Sports:

               1. Programs: ABC will not repurpose any Sports program in its entirety within 48 hours of the end of its original airing on the Network.

               2. Excerpts: ABC will not repurpose excerpts (defined as 40% or less) of any Sports program within 4 hours of the end of its original airing on the Network.

               3. Highlights: ABC will continue to be free to use highlights drawn from any Sports program anytime after its original airing on the Network. The term "highlight" is defined by reference to custom and practice within the broadcast industry.


          C.   News:


               1. ABC has immediate and unrestricted repurposing rights for breaking news coverage unless it has preempted Network programming for such coverage in which case it will have unrestricted repurposing rights immediately following the preemption of Network programming for such coverage.

               2. ABC will not repurpose any "hard" News program (e.g., WNT & Nightline) within 4 hours of the end of its original airing on the Network, and any timely News program (e.g., GMA) within 2 hours of the end of its original airing on the Network. Upon request by ABC, affiliates will not repurpose in the same time period in which ABC is airing "hard" News any News program content that has been provided by ABC.

               3. ABC will not repurpose any "soft" News program (e.g., Newsmagazines) in its entirety within 60 days of the end of its original airing on the Network. ABC may repurpose excerpts of any Newsmagazine program within 60 days after the end of its original airing on the Network if the new program does not contain more than 50% of any one original Newsmagazine program and the original Newsmagazine program titles are not used unless modified (e.g., "Best of 20/20").

               4. Politically Incorrect: ABC will not repurpose within 4 hours of the end of its original airing on the Network.

          D.   Daytime:

               1. ABC has immediate and unrestricted repurposing right for its soaps as provided for herein. ABC will limit its repurposing of its soaps to the Soap Channel Cable Service unless and until the launch of such channel fails. In the event that ABC repurposes its soaps apart from the Soap Channel Cable Service, your station will be entitled to an economic participation from such repurposing by receiving an annual distribution based on 15% of annual net profits generated by such repurposing in your station's market. For the purposes of this paragraph only "net profits" means gross revenue less any direct out of pocket costs incurred by ABC in repurposing its soaps. The term "direct out of pocket costs" means amounts paid by ABC to third parties specifically and solely for the repurposing of the soap operas (e.g. third party participations, residuals, rights clearance costs and the like). The term excludes amounts paid to Disney/ABC, any of their respective subsidiaries or any of their employees, save residuals or third party participations that may be owed to such employees. The calculation of net profits as set out in this paragraph will be subject to independent audit. The provision of this paragraph related to ABC's repurposing soaps apart from a Soap Channel Cable Service and the right of your station to an economic participation in such repurposing shall be subject to the term limitations set out in paragraph E below.

               2. ABC will not repurpose The View or any replacement programming referenced in paragraph II.B above that is not a soap opera within 4 hours of the end of its original airing on the Network.

          E. Term: The term of the provisions of this Section III shall be coterminous with the term of Section I (the Inventory Swap/NFL Contribution Plan) of this Amendment.


     IV.  FURTHER FLEXIBILITY

          The parties recognize that ABC may wish to repurpose certain programming in a manner that is at variance with the limitations set forth above. Your station authorizes the Network's Affiliate Board to act fully on your behalf to accept or reject ABC's requests for such a variance and agrees that neither the Affiliate Board nor those acting on its behalf will be liable to you for the decisions it makes to accept or reject a variance. The Affiliate Board will be required to meet with ABC promptly upon receiving a request for such a variance, and will not act unreasonably in withholding its approval.

     V.   MISCELLANEOUS

               1.   The  geographical   scope  of  exclusivity   shall  be  your
                    station's DMA or any lesser area as may be required by the FCC under existing rules.

               2. The exclusivity provisions prohibit repurposing by any video delivery system now known or hereafter devised, including, but not limited to, television stations, satellite, wireless, telephone and cable systems.

               3. The prohibition against and the contractual provisions restricting the pre-promotion of Entertainment programming (as set out in paragraph III.A (4)) apply as well to all other program classifications, e.g., news and sports.

               4. If comparable side letter amendments are accepted by the requisite number of affiliates, then as to those accepting affiliates ABC agrees not to implement before August 1, 2002 any of the measures outlined in the attachment to Pat Fili's June 4, 1999 letter entitled "1999-2000 Season Format Adjustments", except the compensation reduction outlined in the body of that letter which will be implemented as to all affiliates. With respect to any affiliates who do not accept such a comparable side letter agreement, ABC reserves all of its rights including the measures outlined in the attachment to the letter.

               5. If ABC should desire to program or create a channel that is designed to repurpose a significant portion of any class of ABC Network programming that involves the creation of an asset, ABC agrees to enter into good faith negotiations about affiliate financial participation in such asset but ABC shall be under no legally enforceable obligation to come to agreement with affiliates about any such participation.

               6. In the event that your station's existing affiliation agreement imposes greater clearance obligations than set forth herein, those clearance obligations will continue to apply.

               7.   The  provisions  of  your  station's  existing   affiliation
                    agreement relating to the application of FCC rules to clearance commitments will continue to apply.

               8.   This Amendment shall be governed by New York Law.



                                      * * *

     If your station wishes to agree to the Amendment, please execute the enclosed copy of this letter in the space provided below and return it to me before July 16, 1999.


                                                  Very truly yours,

                                                /s/ John L. Rouse

                                                    John L. Rouse
                                               Senior Vice President
                                                Affiliate Relations





Accepted and Agreed To:

WSET/Lynchburg, VA



By: /s/ Stephen P. Gibson
-------------------------
Title:  Vice President
-------------------------
Dated:  August 10, 1999
-------------------------